CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION  [6/15/05]

[$721,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,000,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

% North_CA	11.0
% South_CA	9.1
% Silent/Second	36.3
WA CLTV for SilentSeconds	99.5
WA DTI for SilentSeconds	41.8
% SilentSeconds & IO	15.2
WA CLTV for SilentSeconds & IO	99.6
WA DTI for SilentSecond & IO	42.4

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
Unavailable	10	1,154,336	0.1	8.90	85.3	0	44.5
451 - 475	5	356,831	0.0	9.60	86.3	467	50.0
476 - 500	19	1,108,097	0.1	10.50	82.3	493	45.9
501 - 525	204	19,010,650	1.9	9.06	75.4	516	40.2
526 - 550	461	49,396,208	5.0	8.38	77.1	540	40.0
551 - 575	657	80,965,714	8.1	8.01	81.2	565	40.6
576 - 600	1,427	156,558,484	15.7	7.69	84.2	589	40.5
601 - 625	1,773	200,419,687	20.1	7.37	84.0	613	40.6
626 - 650	1,431	194,392,968	19.5	7.10	83.5	638	40.8
651 - 675	883	141,881,166	14.2	6.95	83.1	662	41.1
676 - 700	388	73,145,813	7.3	6.75	82.1	686	42.0
701 - 725	201	39,298,683	3.9	6.82	81.9	712	41.1
726 - 750	115	21,306,842	2.1	6.80	82.6	737	39.8
751 - 775	71	11,170,442	1.1	6.68	83.5	763	38.8
776 - 800	31	6,762,043	0.7	6.68	84.1	788	38.8
801 - 810	4	623,524	0.1	6.42	80.8	807	27.2
Total:	7,680	997,551,488	100.0	7.36	82.8	626	40.7

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
521 - 525	1	437,750	0.2	8.80	85.0	521	42.3
551 - 575	7	2,140,871	0.9	6.88	80.0	565	43.1
576 - 600	90	18,066,106	7.3	7.23	83.1	590	41.1
601 - 625	178	35,321,469	14.3	6.86	80.7	614	41.6
626 - 650	265	59,155,620	23.9	6.66	81.3	640	42.9
651 - 675	229	56,037,787	22.6	6.65	81.0	663	42.3
676 - 700	145	35,134,056	14.2	6.60	81.7	687	42.3
701 - 725	84	18,800,717	7.6	6.37	79.6	712	42.6
726 - 750	52	12,603,023	5.1	6.49	80.6	737	40.9
751 - 775	25	5,318,934	2.1	6.34	81.1	765	40.2
776 - 800	12	3,972,157	1.6	6.47	81.8	788	39.3
801 - 810	3	591,920	0.2	6.39	80.0	807	26.7
Total:	1,091	247,580,409	100.0	6.69	81.2	659	42.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
<= 10.000	84	9,399,170	0.9	8.42	78.0	655	6.3
10.001 - 15.000	86	7,929,014	0.8	8.05	81.9	620	12.8
15.001 - 20.000	184	16,803,999	1.7	7.48	81.1	631	18.2
20.001 - 25.000	319	30,000,661	3.0	7.60	81.2	617	22.9
25.001 - 30.000	527	55,947,837	5.6	7.47	82.0	621	27.6
30.001 - 35.000	903	106,393,598	10.7	7.48	83.1	622	32.6
35.001 - 40.000	1,245	158,184,514	15.9	7.33	82.7	626	37.7
40.001 - 45.000	1,720	235,546,602	23.6	7.32	82.7	630	42.7
45.001 - 50.000	2,427	344,906,974	34.6	7.27	83.5	628	48.0
50.001 - 55.000	178	31,981,103	3.2	7.22	81.0	606	52.3
55.001 - 59.60	7	458,014	0.0	10.90	79.1	563	57.9
Total:	7,680	997,551,488	100.0	7.36	82.8	626	40.7

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 15.000	5	1,485,700	0.6	7.48	81.5	629	12.8
15.001 - 20.000	8	1,807,753	0.7	6.19	81.1	692	18.4
20.001 - 25.000	22	4,069,837	1.6	6.85	78.0	662	23.0
25.001 - 30.000	45	9,944,503	4.0	6.64	81.1	661	27.3
30.001 - 35.000	97	20,105,682	8.1	6.78	80.0	657	32.3
35.001 - 40.000	181	38,292,417	15.5	6.61	81.1	663	37.7
40.001 - 45.000	291	66,905,205	27.0	6.72	81.5	661	42.8
45.001 - 50.000	428	101,905,880	41.2	6.68	81.4	658	47.9
50.001 - 54.94	14	3,063,432	1.2	6.28	81.6	644	51.9
Total:	1,091	247,580,409	100.0	6.69	81.2	659	42.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	1	224,000	0.1	6.75	80.0	706	48.6
1.50	54	14,734,787	6.0	6.71	82.5	650	41.2
2.00	21	4,831,378	2.0	6.66	74.6	663	41.9
3.00	1,007	226,304,229	91.7	6.68	81.2	660	42.1
5.00	4	751,866	0.3	6.94	81.6	681	48.4
Total:	1,087	246,846,259	100.0	6.68	81.2	659	42.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%) for IO Loans	Loans	Balance	Balance	%	%	FICO	DTI
1.00	910	211,198,784	85.6	6.64	80.9	663	42.1
1.50	177	35,647,476	14.4	6.93	82.8	640	41.7
Total:	1,087	246,846,259	100.0	6.68	81.2	659	42.1

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
LTV for All Loans	Loans	Balance	Balance	%	%	FICO	DTI
10.001 - 20.000	3	93,029	0.0	7.65	16.5	591	37.8
20.001 - 30.000	18	1,306,139	0.1	7.49	25.6	580	33.8
30.001 - 40.000	37	3,086,043	0.3	7.92	36.1	577	35.0
40.001 - 50.000	52	5,686,937	0.6	7.21	45.6	601	34.3
50.001 - 60.000	135	18,320,949	1.8	7.24	56.3	598	39.6
60.001 - 70.000	284	42,076,094	4.2	7.39	66.9	601	39.4
70.001 - 80.000	3,129	507,548,174	50.9	6.85	79.3	638	41.3
80.001 - 90.000	2,204	284,965,238	28.6	7.63	87.6	611	40.0
90.001 - 100.000	1,818	134,468,885	13.5	8.68	97.7	632	41.2
Total:	7,680	997,551,488	100.0	7.36	82.8	626	40.7

*     Note, for second liens, CLTV is employed in this calculation.